GOODWILL AND INTANGIBLE ASSETS	6 Months Ended	12 Months Ended
	Aug. 31, 2013	Feb. 28, 2013
Notes to Financial Statements
Note 6. GOODWILL AND INTANGIBLE ASSETS

The following table presents the gross carrying value of the components of intangible assets and accumulated amortization:

		As of August 31, 2013
	Weighted Average Amortization Period (In months)	Carrying Amount, net of impairment write downs	Accumulated Amortization	Net Carrying Value
Indefinite Lived Intangible:
Trade name	Indefinite	$8,700,000	$-	$8,700,000

Definite Lived Intangible:
Patent litigation	84	4,269,973	1,516,346	2,753,627
Patents	120	717,846	87,183	630,663
Acquired technology	60	7,270,000	3,192,750	4,077,250
Customer relationships	60-72	12,850,000	5,413,126	7,436,874
Software	36	2,095,705	2,095,705	-
Non-compete agreements	36	212,000	212,000	-
Trade names	24	44,000	44,000	-
Total intangibles		$36,159,524	$12,561,110	$23,598,414

		As of February 28, 2013
	Weighted Average Amortization Period (In months)	Carrying Amount, net of impairment write downs	Accumulated Amortization	Transfer to Held for Sale	Net Carrying Value
Indefinite Lived Intangible:
Trade name	Indefinite	$8,700,000	$-	$-	$8,700,000

Definite Lived Intangible:
Patent litigation	84	4,038,904	1,060,109	-	2,978,795
Patents	120	4,174,306	51,356	3,500,000	622,950
Acquired technology	60	7,270,000	2,465,750	-	4,804,250
Customer relationships	60-72	12,850,000	4,143,958	-	8,706,042
Software	36	2,095,705	2,095,705	-	-
Non-compete agreements	36	212,000	212,000	-	-
Trade names	24	44,000	44,000	-	-
Total intangibles		$39,384,915	$10,072,878	$3,500,000	$25,812,037

Intangible assets relate to patent filing and patent protection litigation costs as well as customer relationships, trade names and technology obtained in past acquisitions. With the exception of the Hipcricket trade name carried at $8.7 million, the intangible assets have finite lives and, as such, are subject to amortization.  Amortization of intangible assets was $1.2 million and $2.4 million, for the three and six months ended August 31, 2013, respectively.

Amortization in future fiscal periods is expected to be as follows:

Remainder of 2014	$2,176,229
2015	5,101,399
2016	4,642,676
2017	2,369,316
2018	217,014
Thereafter	391,780
Total	$14,898,414

The changes in the carrying amount of goodwill for the year ended February 29, 2012 are as follows (restated):

Balance as of February 28, 2011:	$13,106,969
Goodwill from business combinations	47,872,214
Balance as of February 29, 2012 ( Restated):	$60,979,183
Impairment	$(25,919,000)
Balance as of February 28, 2013:	$35,060,183

As described in Note 3, during our financial close process for fiscal year 2013 we concluded that that accounting for our acquisitions of Hipcricket, JAGTAG, and GEOS was incorrect because certain income tax provision impacts were not properly recorded for the differences between the book and tax basis of the acquired assets.  These errors impacted the recorded amounts of our goodwill and intangible assets.

During the fiscal quarter ended November 30 2012, we determined that sufficient indicators of potential impairment existed to require an interim goodwill impairment analysis for the Mobile Marketing and Advertising (“MMA”) reporting unit, the only reporting which has allocated goodwill. These indicators included the then recent trading values of our common stock, coupled with market conditions, recurring losses and the restructuring undertaken during the period. We assessed the impact of the errors relating to the Hipcricket and JAGTAG transactions on our interim goodwill impairment analysis that was performed as of November 30, 2012.  Due to the increased carrying value of the MMA reporting unit resulting from the adjustments described above, the first step fails and the second step of the impairment test was required to be performed as of November 30, 2012.  As a result of the second step, the implied fair value of goodwill was $35.1 million and we recognized an impairment loss of $25.9 million during the fiscal year 2013.  Any further reductions in the assessed fair value of the reporting unit, or a deterioration of the related fair value inputs, would likely result in an impairment charge in the period of such assessment.

Prior to completing the goodwill impairment test, we tested the recoverability of the MMA reporting unit’s long-lived assets (other than goodwill) and concluded that such assets were not impaired. We also performed a test of the recoverability of the Intellectual Property Holding (“IP Holding”) reporting unit, which resulted in an impairment of long-lived intangible assets.  However, no goodwill is allocated to the IP Holding reporting unit.

We do not expect all of the amounts recorded as goodwill or acquired intangible assets to be deductible for tax purposes.

Intangible assets relate to patent filing and patent protection litigation costs as well as customer relationships, trade names and technology obtained in past acquisitions. With the exception of the Hipcricket trade name carried at $8.7 million, the intangible assets have finite lives and, as such, are subject to amortization.  The weighted average remaining useful life of the finite-lived intangible assets is five years.

Identified intangible assets subject to amortization are included in both reporting units of our single operating segment.

As a result of efforts undertaken in the third fiscal quarter of 2013 to market certain patents for sale, and as a result of the interim period goodwill impairment assessment, management concluded that a triggering event had occurred requiring us to assess whether the carrying amount of certain of our intellectual property assets was recoverable.

The intellectual property for which indications of impairment existed are included in the IP Holding reporting unit, and those assets that were identified as impaired amounted to a net carrying value of $11.9 million prior to the impairment write-down.  In conducting an impairment review of the related intangible assets, we compare the fair value of the asset to its carrying value. If the fair value of the asset is less than the carrying value, the difference is recorded as an impairment loss. We estimated the fair value of the patents subject to the impairment analysis by calculating the expected proceeds to be received through a sale, exclusive license agreement and royalties that would have been paid to a third party had we not owned the patents. The expected proceeds to be received through a sale did not include an estimate of contingent fees to be received by us related to participating in future licensing fees received by a purchaser, if any, under future settlement or royalty arrangements in which they pursue.  Such fees are considered contingent gains and would be recognized when earned.

Following the completion of the impairment analysis, we determined that the fair value of the patents acquired in the Geos IP asset acquisition and the JAGTAG business combination, which are not core to the ongoing business operations or utilized in any material manner by the MMA reporting unit, were less than the carrying value due primarily to the reduction in the expected future cash flows to be received through licensing or sale, as the Company has restructured and changed its strategy related to certain non-core assets. As a result, we recorded an impairment charge of $8.4 million during fiscal year 2013, which was included in the Impairment of intangible assets and investments within consolidated the statement of operations.

The interim impairment assessment utilized Level 3 inputs to estimate the fair value of the patents.  We applied a discounted cash flow model based on certain scenarios, but significantly weighted towards outright sale given management’s intent to dispose or exclusively license the rights to these non-core IP assets.  In estimating the fair value of these patents, we used our own assumptions about the use of the patents by a market participant and considered all available evidence. However, as our efforts to sell certain of our IP patents progresses, additional evidence may emerge that could result in an additional charge that is required to be recorded in subsequent periods.

The fair values of the GEOS and JAGTAG patents are presented as Intangible assets available for sale in the consolidated balance sheets and management believes it is probable that a sale will occur within the next twelve months.

As further described in Legal Proceedings and Note 11 of the consolidated financial statements, during fiscal year 2013 we settled, dismissed, or abandoned certain litigation efforts to reduce our ongoing legal costs and wrote down the capitalized cost of these cases, resulting in an impairment charge of $3.5 million during the fiscal year ended February 28, 2013.

The following table presents the gross carrying value of the components of intangible assets and accumulated amortization:

		As Of February 28, 2013
	Weighted Average Amortization Period (In months)	Gross Carrying Amount	Accumulated Amortization	Impairment Loss	Transfer to Held For Sale	Net Carrying Value
Patent litigation	84	7,567,290	1,060,109	3,528,386	-	2,978,795
Patents	120	12,642,189	51,356	8,467,883	3,500,000	622,950
Acquired technology	60	7,270,000	2,465,750	-	-	4,804,250
Customer relationships	60-72	12,850,000	4,143,958	-	-	8,706,042
Software	36	2,095,705	2,095,705	-	-	-
Non-compete agreements	36	212,000	212,000	-	-	-
Trade names	24 / indefinite	8,744,000	44,000	-	-	8,700,000
Total		$51,381,184	$10,072,878	$11,996,269	$3,500,000	$25,812,037

		As Of February 29, 2012
	Weighted Average Amortization Period (In months)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Patent litigation	84	5,471,107	950,150	4,520,957
Patents	120	6,340,300	292,297	6,048,003
Acquired technology	60	7,270,000	1,011,750	6,258,250
Customer relationships	60-72	12,850,000	1,605,625	11,244,375
Software	36	2,095,706	2,095,706	-
Non-compete agreements	36	212,000	185,500	26,500
Trade names	24 / indefinite	8,744,000	44,000	8,700,000
Total		$42,983,113	$6,185,028	$36,798,085

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Amortization of intangible assets was $5.8 million, $4.0 million, and $694,113 for the years ended February 28, 2013, February 29, 2012, and February 28, 2011, respectively. Amortization in future fiscal periods is expected to be as follows:

2014	$4,493,376
2015	4,510,016
2016	4,393,872
2017	2,491,394
2018	642,942
Thereafter	580,437
Total	$17,112,037